Report of Independent
 Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Intermediate Municipal
 Trust

In planning and performing
our audit of the financial
 statements of Federated
Intermediate Municipal
Trust the Fund the
portfolio constituting
Intermediate
Municipal Trust as of
and for the year ended
May 31 2006 in accordance with the
standards of the Public
Company Accounting
Oversight Board United States we
considered its internal
control over financial
reporting including control
activities for
safeguarding securities
as a basis for designing
our auditing procedures for
the purpose
of expressing our opinion
on the financial statements
and to comply with the
requirements of Form N-SAR
but not for the purpose of
expressing an opinion on the
effectiveness of the Funds
internal control over financial
reporting  Accordingly we
express no such opinion

The management of the Fund is
responsible for establishing
and maintaining effective
internal control over financial
reporting In fulfilling this
responsibility estimates and
judgments by management are
required to assess the expected
benefits and related costs
of controls A companys internal
control over financial reporting
is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial statements
 for external purposes in accordance
with generally
accepted accounting principles
Such internal control includes
policies and procedures
that provide reasonable assurance
regarding prevention or timely
detection of
unauthorized acquisition use or
disposition of a companys assets
that could have a
material effect on the financial
 statements

Because of its inherent limitations
internal control over financial
reporting may not
prevent or detect misstatements
Also projections of any evaluation
 of effectiveness to
future periods are subject to
the risk that controls may become
inadequate because of
changes in conditions or that
the degree of compliance with
the policies or procedures
may deteriorate

A control deficiency exists when
the design or operation of a
control does not allow
management or employees in the
normal course of performing their
assigned functions
to prevent or detect misstatements
 on a timely basis A significant
deficiency is a control
deficiency or combination of control
 deficiencies that adversely
affects the companys
ability to initiate authorize
record process or report financial
data reliably in accordance
with generally accepted accounting
principles such that there is more
than a remote
likelihood that a misstatement of
the companys annual or interim
financial statements
that is more than inconsequential
will not be prevented or detected
A material weakness
is a significant deficiency or
combination of significant deficiencies
that results in more
than a remote likelihood that
a material misstatement of the annual
or interim financial
statements will not be prevented or
 detected

Our consideration of the Funds
internal control over financial
reporting was for the
limited purpose described in the
first paragraph and would not
necessarily disclose all
deficiencies in internal control
that might be significant
deficiencies or material
weaknesses under standards
established by the Public
Company Accounting Oversight
Board United States However
we noted no deficiencies in
the Funds internal control
over financial reporting and
its operation including controls
for safeguarding securities
that we consider to be a material
weakness as defined above as of May
31 2006

This report is intended solely for
the information and use of management
and the Board
of Trustees of Intermediate Municipal
Trust and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone other
than these
specified parties


							ERNST & YOUNG LLP


Boston Massachusetts
July 14 2006